UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): October 29, 2007

TACTICAL AIR DEFENSE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-79405 (Commission File Number)	88-0455809 (IRS Employer Identification No.)

100 Crescent Court, 7th Floor, Dallas, Texas 75201
(214) 459-8272
(Address and telephone number of Registrant's principal
executive offices and principal place of business)

5501 Airport Drive, Denison, Texas 75020
(Former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into Definitive Material Agreement

Tactical Air Defense Services, Inc. (OTCBB: TADF-OB) (the “Company”), has, on October 29, 2007, signed an exclusive lease agreement with Air Support Systems, LLC., for the use of its ILyushin IL-76 aircraft, an aerial firefighting super tanker. The agreement with Air Support Systems, LLC for the exclusive use of its IL-76, is for an initial five year term, renewable for two subsequent and exclusive five y ear terms. The Agreement provides for hourly usage payments of $8,000 per hour of engine usage to Air Support Systems, LLC in connection with contracts that do not call for a fixed fee to make the aircraft available, or, for contracts that do entail a fixed availability fee (an “Availability Fee Contract”), the Company shall pay to Air Support Systems, LLC half of such availability fee, and, after deducting and retaining for the Company the first $2,000 of any hourly usage fees received in addition to the availability fee, the Company shall pay to Air Support Systems, LLC half of the remaining hourly usage fee. Air Support Systems, LLC is required to cover the cost of spare parts, with ordinary operational maintenance costs, fuel, oil, landing fees, and similar operational expenses paid for by the Company.

The Company has recently taken delivery of this IL-76 aircraft at its Grayson County Airport facility in Grayson County, Texas. This aircraft is currently operational in the United States and is believed to be the only one of its kind in the U.S.

The Company intends to operate its IL-76 supertanker to solicit contracts as an aerial firefighting IL-76 supertanker in the United States. The IL-76 supertanker is a Russian military designed aircraft specifically designed for military applications and aerial firefighting, and has already been successfully utilized for firefighting in Greece, Russia and Indonesia, and caries a greater water payload then other commonly used aerial firefighting aircraft.

When configured with mid-air refueling drogues, the IL-76 is referred to under the type designator of “IL-78”. In this “aerial refueling” configuration, the IL-78 is capable of refueling three military aircraft simultaneously. Management believes that this configuration of the aircraft will achieve the further goal of supplementing the Company’s air to air combat and training business.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The Exhibits to this report are listed in the Index to Exhibits which immediately follows the signature page hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TACTICAL AIR DEFENSE SERVICES, INC.

Date: October 30, 2007	By:	/s/ Alexis Korybut
Name: Alexis Korybut Title: President, C.E.O. and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.01	Aircraft Use and Lease Agreement between Tactical Air Defense Services, Inc., and Air Support Systems for an ILyushin IL76/78.